UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2004

APPLIED FILMS CORPORATION
(Exact name of Registrant as specified in its charter)

Colorado (State or Other Jurisdiction of Incorporation)	000-23103 (Commission File No.)	84-1311581 (IRS Employer Identification No.)
9586 I-25 Frontage Road, Suite 200, Longmont, Colorado (Address of Principal Executive Offices)		80504 (Zip Code)

303-774-3200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [__]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [__]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [__]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [__]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

      Effective September 10, 2004, Applied Films Corporation (the "Company") dismissed Ernst & Young LLP as its independent registered public accounting firm. Effective September 10, 2004, the Company engaged Deloitte & Touche LLP as its independent registered public accounting firm to audit the Company's financial statements for its current fiscal year, subject to satisfactory completion by Deloitte & Touche of its standard client acceptance procedures. The dismissal of Ernst & Young and the engagement of Deloitte & Touche was approved by the Company's Audit Committee on September 10, 2004. This decision was based on the results of a competitive bid process for annual audit work and the associated compliance work related to the Sarbanes-Oxley Act.

      No Ernst & Young report on the Company's combined consolidated financial statements for either of the past two fiscal years contained an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the last two fiscal years of the Company and through the termination of Ernst & Young's services on September 10, 2004 (the "Relevant Period"), there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young's satisfaction, would have caused Ernst & Young to refer to the subject matter of the disagreement(s) in connection with its reports. Also, during the Relevant Period, there were no reportable events as described in Item 304(a)(1)(v) ("Reportable Events") of the Securities and Exchange Commission's Regulation S-K.

      During the Relevant Period, neither the Company nor (to the Company's knowledge) anyone acting on behalf of the Company consulted with Deloitte & Touche regarding either the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Company's financial statements.

      The Company provided Ernst & Young with a copy of the foregoing disclosures. A letter from Ernst & Young to the Securities and Exchange Commission stating its agreement with such statements is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits

             16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2004	APPLIED FILMS CORPORATION By: /s/ Lawrence D. Firestone —————————————— Lawrence D. Firestone Chief Financial Officer

Exhibit 16.1

ERNST & YOUNG	Ernst & Young LLP Suite 3300 370 17th Street Denver, Colorado 80202-5663	Phone: (720) 931-4000 Fax: (720) 931-4444 www.ey.com

September 15, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read Item 4.01 of Form 8-K dated September 10, 2004, of Applied Films Corporation and are in agreement with the statements contained in the second paragraph on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

Very truly yours, /s/ Ernst & Young LLP